INTANGIBLE ASSETS AND GOODWILL	12 Months Ended
Dec. 31, 2020
Goodwill and Intangible Assets Disclosure [Abstract]
INTANGIBLE ASSETS AND GOODWILL	INTANGIBLE ASSETS AND GOODWILL
Intangible Assets
The major components of intangible assets as of December 31, 2020 and 2019 consist of:

	Weighted- Average Remaining Useful Lives (Years)	2020			2019
(in millions)		Gross Carrying Amount	Accumulated Amortization and Impairments	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization and Impairments	Net Carrying Amount
Finite-lived intangible assets:
Product brands	6	$20,890	$(14,914)	$5,976	$21,011	$(13,544)	$7,467
Corporate brands	7	907	(404)	503	930	(338)	592
Product rights/patents	3	3,305	(3,055)	250	3,297	(2,887)	410
Partner relationships	1	169	(168)	1	166	(165)	1
Technology and other	3	210	(200)	10	209	(189)	20
Total finite-lived intangible assets		25,481	(18,741)	6,740	25,613	(17,123)	8,490
Acquired IPR&D not in service	NA	7	—	7	13	—	13
B&L Trademark	NA	1,698	—	1,698	1,698	—	1,698
		$27,186	$(18,741)	$8,445	$27,324	$(17,123)	$10,201
Long-lived assets with finite lives are tested for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. Impairment charges associated with these assets are included in Asset impairments, including loss on assets held for sale in the Consolidated Statement of Operations. The Company continues to monitor the recoverability of its finite-lived intangible assets and tests the intangible assets for impairment if indicators of impairment are present.
Asset impairments, including loss on assets held for sale in 2020 included impairments of: (i) $96 million to reduce the carrying value of a business within the International Rx segment to its estimated fair value less costs to sell due to classifying the business as held for sale as discussed in Note 3, "ACQUISITIONS, LICENSING AGREEMENTS AND
ASSETS HELD FOR SALE", (ii) $16 million in aggregate, due to decreases in forecasted sales of certain product lines, (iii) $1 million in aggregate, related to the discontinuance of certain product lines not aligned with the focus of the Company's core businesses and (iv) $1 million related to Acquired IPR&D not in service.
Asset impairments, including loss on assets held for sale in 2019 included impairments of: (i) $58 million reflecting decreases in forecasted sales of certain product lines due to generic competition and other factors, (ii) $8 million related to assets being classified as held for sale, (iii) $5 million related to certain product/patent assets associated with the discontinuance of specific product lines not aligned with the focus of the Company's core businesses and (iv) $4 million related to Acquired IPR&D not in service.
Asset impairments, including loss on assets held for sale in 2018 included impairments of: (i) $263 million reflecting decreases in forecasted sales for the Uceris® Tablet product in the Company's Salix reporting unit due to generic competition, (ii) $85 million reflecting decreases in forecasted sales of certain other product lines due to generic competition, (iii) $132 million reflecting decreases in forecasted sales for the Arestin® product in the Company's Dentistry reporting unit and other product lines due to changing market conditions, (iv) $55 million, in aggregate, related to certain product/patent assets associated with the discontinuance of specific product lines not aligned with the focus of the Company's core businesses, (v) $28 million to Acquired IPR&D not in service related to a certain product and (vi) $5 million related to assets being classified as held for sale.
The impairments to assets reclassified as held for sale were measured as the difference of the carrying value of these assets as compared to the estimated fair values of these assets less costs to sell determined using a discounted cash flow analysis which utilized Level 3 unobservable inputs. The other impairments and adjustments to finite-lived intangible assets were measured as the difference of the historical carrying value of these finite-lived assets as compared to the estimated fair value as determined using a discounted cash flow analysis using Level 3 unobservable inputs.
Periodically, the Company’s products face the expiration of their patent or regulatory exclusivity. The Company anticipates that product sales for such product would decrease shortly following a loss of exclusivity ("LOE"), due to the possible entry of a generic competitor. Where the Company has the rights, it may elect to launch an authorized generic of such product (either as the Company’s own branded generic or through a third-party). This may occur prior to, upon or following generic entry, which may mitigate the anticipated decrease in product sales; however, even with launch of an authorized generic, the decline in product sales of such product could still be significant, and the effect on future revenues could be material.
Management continually assesses the useful lives related to the Company's long-lived assets to reflect the most current assumptions.
Effective September 12, 2018, the Company changed the estimated useful life of its Xifaxan®-related intangible assets due to the positive impact of an agreement between the Company and Actavis Laboratories FL, Inc. ("Actavis") resolving the intellectual property litigation regarding Xifaxan® tablets, 550 mg. Under the agreement, the parties agreed to dismiss all litigation related to Xifaxan® tablets, 550 mg and all intellectual property protecting Xifaxan® will remain intact and enforceable. As a result, the useful life of the Xifaxan®-related intangible assets was extended from 2024 to January 1, 2028. As this change in the estimated useful life is a change in an accounting estimate, amortization expense is impacted prospectively. The change in the estimated useful life of the Xifaxan®-related intangible assets resulted in a decrease to the Net loss attributable to Bausch Health Companies Inc. of $476 million, $473 million and $143 million, and a decrease to the Basic and Diluted Loss per share attributable to Bausch Health Companies Inc. of $1.34, $1.34 and $0.41 for the years 2020, 2019 and 2018, respectively. As of December 31, 2020, the net carrying value of the Xifaxan®-related intangible assets was $3,771 million.
Estimated amortization expense of finite-lived intangible assets for the five years ending December 31 and thereafter are as follows:

(in millions)	2021	2022	2023	2024	2025	Thereafter	Total
Amortization	$1,389	$1,204	$1,030	$905	$822	$1,390	$6,740
Goodwill
The changes in the carrying amounts of goodwill during the years ended December 31, 2020, 2019 and 2018 were as follows:

(in millions)	Bausch + Lomb/ International	Branded Rx	U.S. Diversified Products	Salix	Ortho Dermatologics	Diversified Products	Total
Balance, January 1, 2018	$6,016	$6,631	$2,946	$—	$—	$—	$15,593
Impairment of the Salix and Ortho Dermatologics reporting units	—	(2,213)	—	—	—	—	(2,213)
Realignment of Global Solta reporting unit goodwill	(82)	115	(33)	—	—	—	—
Goodwill reclassified to assets held for sale and subsequently disposed	(2)	—	—	—	—	—	(2)
Realignment of segment goodwill	—	(4,533)	(2,913)	3,156	1,267	3,023	—
Impairment of the Dentistry reporting unit	—	—	—	—	—	(109)	(109)
Foreign exchange and other	(127)	—	—	—	—	—	(127)
Balance, December 31, 2018	5,805	—	—	3,156	1,267	2,914	13,142
Acquisition of certain assets of Synergy	—	—	—	3	—	—	3
Goodwill reclassified to assets held for sale (Note 5)	(18)	—	—	—	—	—	(18)
Foreign exchange and other	(1)	—	—	—	—	—	(1)
Balance, December 31, 2019	5,786	—	—	3,159	1,267	2,914	13,126
Assets held for sale reclassified to goodwill (Note 5)	18	—	—	—	—	—	18
Goodwill reclassified to assets held for sale (Note 3)	(217)	—	—	—	—	—	(217)
Foreign exchange and other	117	—	—	—	—	—	117
Balance, December 31, 2020	$5,704	$—	$—	$3,159	$1,267	$2,914	$13,044
Goodwill is not amortized but is tested for impairment at least annually on October 1st at the reporting unit level. A reporting unit is the same as, or one level below, an operating segment. The Company performs its annual impairment test by first assessing qualitative factors. Where the qualitative assessment suggests that it is more likely than not that the fair value of a reporting unit is less than its carrying amount, a quantitative fair value test is performed for that reporting unit (Step 1).
The fair value of a reporting unit refers to the price that would be received to sell the unit as a whole in an orderly transaction between market participants. The Company estimates the fair values of a reporting unit using a discounted cash flow model which utilizes Level 3 unobservable inputs. The discounted cash flow model relies on assumptions regarding revenue growth rates, gross profit, projected working capital needs, selling, general and administrative expenses, research and development expenses, capital expenditures, income tax rates, discount rates and terminal growth rates. To estimate fair value, the Company discounts the forecasted cash flows of each reporting unit. The discount rate the Company uses represents the estimated weighted average cost of capital, which reflects the overall level of inherent risk involved in its reporting unit operations and the rate of return a market participant would expect to earn. The quantitative fair value test is performed utilizing long-term growth rates and discount rates applied to the estimated cash flows in estimation of fair value. To estimate cash flows beyond the final year of its model, the Company estimates a terminal value by applying an in-perpetuity growth assumption and discount factor to determine the reporting unit's terminal value.
To forecast a reporting unit's cash flows the Company takes into consideration economic conditions and trends, estimated future operating results, management's and a market participant's view of growth rates and product lives, and anticipates future economic conditions. Revenue growth rates inherent in these forecasts are based on input from internal and external market research that compare factors such as growth in global economies, recent industry trends and product life-cycles. Macroeconomic factors such as changes in economies, changes in the competitive landscape including the unexpected LOE to the Company's product portfolio, changes in government legislation, product life-cycles, industry consolidations and other changes beyond the Company’s control could have a positive or negative impact on achieving its targets. Accordingly, if market conditions deteriorate, or if the Company is unable to execute its strategies, it may be necessary to record impairment charges in the future.
2018
Adoption of New Accounting Guidance for Goodwill Impairment Testing
Effective January 1, 2018, the Company elected to early adopt a new accounting standard which simplifies the subsequent measurement of goodwill by eliminating “Step 2” from the goodwill impairment test. Goodwill impairment is now measured as the amount by which a reporting unit's carrying value exceeds its fair value. Upon adopting the new standard, the Company tested goodwill for impairment and determined that the carrying value of the Salix reporting unit exceeded its fair value resulting in the Company recognizing a goodwill impairment of $1,970 million associated with the Salix reporting unit.
The Company conducted its 2017 annual goodwill impairment test as of October 1, 2017 and determined that the fair value of the Ortho Dermatologics reporting unit exceeded its carrying value. However, at January 1, 2018, unforeseen changes in the business dynamics of the Ortho Dermatologics reporting unit, such as: (i) changes in the dermatology sector, (ii) increased pricing pressures from third-party payors, (iii) additional risks to the exclusivity of certain products and (iv) an expected longer launch cycle for a new product, were factors that negatively impacted the reporting unit's operating results beyond management's expectations as of October 1, 2017. In response to these adverse business indicators, as of January 1, 2018, the Company reduced its near and long term financial projections for the Ortho Dermatologics reporting unit. As a result of the reductions in the near and long term financial projections, the carrying value of the Ortho Dermatologics reporting unit exceeded its fair value at January 1, 2018 and the Company recognized a goodwill impairment of $243 million.
2018 Realignment of Solta Business
Effective March 1, 2018, revenues and profits from the U.S. Solta business included in the former U.S. Diversified Products segment in prior periods and revenues and profits from the international Solta business included in the former Bausch + Lomb/International segment in prior periods, are reported in a new Global Solta reporting unit, which, at that time, was a part of the former Branded Rx segment. As a result of this change, $115 million of goodwill was reallocated to the new Global Solta reporting unit and the Company assessed the impact on the fair values of each of the reporting units affected. After considering, among other matters: (i) the limited period of time between last impairment test (January 1, 2018) and the realignment (March 1, 2018), (ii) the results of the last impairment test and (iii) the amount of goodwill reallocated to the new Global Solta reporting unit, the Company did not identify any indicators of impairment at the time of the realignment.
2018 Realignment of Segment Structure
In the second quarter of 2018 through the fourth quarter of 2020, the Company operated in the following reportable segments: (i) Bausch + Lomb/International segment, (ii) Salix segment, (iii) Ortho Dermatologics segment and (iv) Diversified Products segment. The Bausch + Lomb/International segment consisted of the: (i) U.S. Bausch + Lomb and (ii) International reporting units. The Salix segment consists of the Salix reporting unit. The Ortho Dermatologics segment consists of the: (i) Ortho Dermatologics and (ii) Global Solta reporting units. The Diversified Products segment consists of the: (i) Neurology and Other, (ii) Generics and (iii) Dentistry reporting units. There was no triggering event which would require the Company to test goodwill for impairment as a result of the second quarter realignment of the segment structure as it did not result in a change in the reporting units.
2018 Annual Goodwill Impairment Test
The Company conducted its 2018 annual goodwill impairment test as of October 1, 2018 and determined that the carrying value of the Dentistry reporting unit exceeded its fair value and, as a result, the Company recognized a goodwill impairment of $109 million, representing the full amount of goodwill for the Dentistry reporting unit. Changing market conditions such as: (i) an increasing competitive environment and (ii) increasing pricing pressures negatively impacted the reporting unit's operating results.
The Company's remaining reporting units passed the goodwill impairment test as the estimated fair value of each reporting unit exceeded its carrying value at the date of testing and, therefore, there was no impairment to goodwill for any reporting unit other than the Dentistry reporting unit. In order to evaluate the sensitivity of its fair value calculations on the goodwill impairment test, the Company compared the carrying value of each reporting unit to its fair value as of October 1, 2018, the date of testing. As of October 1, 2018, the fair value of each reporting unit with associated goodwill exceeded its carrying value by more than 15%.
2019
2019 Annual Goodwill Impairment Test
The Company conducted its annual goodwill impairment test as of October 1, 2019 by first assessing qualitative factors. Where the qualitative assessment suggested that it was more likely than not that the fair value of a reporting unit was less than its carrying amount, a quantitative fair value test was performed for that reporting unit. In each quantitative fair value test performed, the fair value was greater than the carrying value of the reporting unit. As a result, there was no impairment to the goodwill of any reporting unit.
2020
2020 Interim Goodwill Impairment Assessment
In response to the COVID-19 pandemic, the Company has taken actions to protect its employees, customers and other stakeholders and mitigate the negative impact of the COVID-19 pandemic on its operations and operating results. These and additional actions can increase the costs of doing business during the pandemic and, in the periods that follow, may include the costs of idling and reopening certain facilities in affected areas. Further, social restrictions and other precautionary measures taken by customers, health care patients and consumers in response to the pandemic are expected to impact the timing and amount of revenues during the COVID-19 pandemic. Although the Company's revenues for 2020 were less than those forecasted on the date goodwill was last tested for impairment (October 1, 2019), there were no indications that these trends are materially related to developments other than the COVID-19 pandemic.
The negative impacts of the COVID-19 pandemic on the global economy have led to significant volatility in the global equity markets. The Company has been able to continue its operations with limited disruptions and has assessed the potential impact that the COVID-19 pandemic is likely to have on its forecasted cash flows. In performing its assessment, the Company considered the possible affects and outcomes of the COVID-19 pandemic on, among other things, its supply chain, customers and distributors, employee base, product sustainability, research and development activities, product pipeline and consumer demand and related rebates and discounts and has made adjustments, although not considered to be material, to its long-term forecasts as of October 1, 2019 (the date goodwill was last tested for impairment) for these and other matters. After completing this assessment, although not completely insulated from the negative effects of the COVID-19 pandemic, the Company believes that its long-term forecasted cash flows, as adjusted for the possible outcome of the COVID-19 pandemic and other matters, do not indicate that the fair value of any reporting unit may be below its carrying value.
During the pandemic, the public has been advised to engage in certain "social restrictions" such as: (i) remaining at home or shelter-in-place, (ii) limiting social interaction, (iii) closing non-essential businesses and (iv) postponing certain surgical and elective medical procedures in order to prioritize/conserve available health care resources. During the three months ended March 31, 2020, these factors negatively impacted, most notably, the revenues of the Company's Global Vision Care and Global Surgical businesses in Asia where the COVID-19 pandemic originated. Beginning in March 2020, and throughout most of the second quarter of 2020, the Company experienced steeper declines in these revenues and the revenues of other businesses as social restrictions expanded worldwide, particularly in the U.S. and Europe. Social restrictions negatively impacted the Company's revenues for contact lenses, intraocular lenses, medical devices, surgical systems and certain pre- and post-operative eye-medications of its Global Ophtho Rx business, medical aesthetics and therapeutic products of its Global Solta business, and certain branded pharmaceutical products of its Salix, Ortho Dermatologics and Dentistry businesses, as the offices of many health care providers were closed and certain surgeries and elective medical procedures were deferred.
The Company's 2020 revenues were most negatively impacted during its second quarter by the social restrictions and other precautionary measures taken in response to the COVID-19 pandemic. However, as governments began lifting social restrictions, allowing offices of certain health care providers to reopen and certain surgeries and elective medical procedures to proceed, the negative trend in the revenues of certain businesses began to level off and stabilize prior to the third quarter. Revenues for the three months ended December 31, 2020 and 2019 were $2,213 million and $2,224 million, respectively, a decrease of $11 million. This decrease of less than 1% represents a continuing improving trend over the decreases in year-over-year revenues for the three month periods ended June 30, 2020 and September 30, 2020 of 23% and 3%, respectively. Presuming there continues to be increased availability of effective vaccines and any further resurgence of the COVID-19 virus and variant strains thereof do not have a material adverse impact on efforts to contain the COVID-19 virus, the Company anticipates an ongoing, gradual global recovery from the macroeconomic and health care impacts of the pandemic that occurred during the first-half of 2020 and anticipates that its affected businesses could return to pre-pandemic levels during 2021. However, the rates of recovery for each business will vary by geography and will be dependent upon, among other things, the availability and effectiveness of vaccines for the COVID-19 virus, government responses, rates of economic recovery, precautionary measures taken by patients and customers, the rate at which remaining social restrictions are lifted and once lifted, the presumption that social restrictions will not be materially reenacted in the event of a resurgence of the virus and other actions taken in response to the COVID-19 pandemic.
On a quarterly basis, using its latest forecasts of cash flows, the Company gave consideration to the nature and timing of the expected revenue losses discussed above. No events occurred or circumstances changed during the period October 1, 2019 through September 30, 2020 that would indicate that the fair value of any reporting unit, other than the Ortho Dermatologics reporting unit, might be below its carrying value. The changes in the amounts and timing of revenues as presented in the Company's latest forecasts included a range of potential outcomes and, with the exception of the Ortho Dermatologics reporting unit as discussed below, were not substantial enough to materially adversely affect the recoverability of any of the associated reporting units’ assets and were not material enough to indicate that the fair values of those reporting units might be below their respective carrying values. However, based on the results of the October 1, 2019 annual goodwill impairment test, the Company continued to assess the performance of the Ortho Dermatologics reporting unit and the Neuro and Other reporting unit on a quarterly basis throughout 2020.
2020 Interim Goodwill Impairment Assessments - Neuro and Other
As part of its quarterly qualitative interim assessments of the Neuro and Other reporting unit, management considered the totality of all relevant events or circumstances that could have affected the carrying amount or fair value of the reporting unit, including comparing the reporting unit’s operating results to the forecast used to test the goodwill of the Neuro and Other reporting unit as of October 1, 2019. Based on the qualitative assessments, management believed that the carrying value of Neuro and Other reporting unit did not exceed its fair value and, therefore, concluded a quantitative fair value test was not required for any quarterly period.
2020 Interim Goodwill Impairment Assessments and Testing - Ortho Dermatologics
During the three months ended March 31, 2020, the operating results for the Ortho Dermatologics reporting unit were less than those forecasted at October 1, 2019 for that period. As part of its qualitative assessment as of March 31, 2020, the Company revised its forecasts for the year 2020, for among other matters, the lower than originally forecasted operating results for the three months ended March 31, 2020 and the range of potential impacts of the COVID-19 pandemic, including longer than expected launch cycles for certain new products. Management believed that the revisions to its forecasts for the year 2020 were indicators that there was less headroom as of March 31, 2020 as compared to the headroom calculated on the date goodwill was last tested for impairment (October 1, 2019). Therefore, a quantitative fair value test for the Ortho Dermatologics reporting unit was performed at March 31, 2020. Based on the quantitative fair value test, the fair value of the Ortho Dermatologics reporting unit continued to be greater than its carrying value and as a result there was no impairment to the goodwill of the reporting unit at March 31, 2020.
During the three months ended June 30, 2020, the Company identified certain Ortho Dermatologics’ products that were experiencing longer launch cycles than originally anticipated due to the COVID-19 pandemic and, as a direct result, took actions to mitigate the impact of these matters, including right-sizing its Ortho Dermatologics’ sales force. As part of its qualitative assessment as of June 30, 2020, the Company revised its long-term forecasts for, among other matters, the decrease in forecasted revenues of the identified products, the reduction in sales force and related costs and a range of potential impacts of COVID-19 pandemic related matters. Management believed that these events were indicators that there was less headroom as of June 30, 2020 as compared to the headroom calculated on the date Ortho Dermatologics goodwill was last tested for impairment (March 31, 2020). Therefore, a quantitative fair value test for impairment to the goodwill of the Ortho Dermatologics reporting unit was performed at June 30, 2020. Based on the quantitative fair value test, the fair value of the Ortho Dermatologics reporting unit continued to be greater than its carrying value and as a result there was no impairment to the goodwill of the reporting unit at June 30, 2020.
Management believed that based on its qualitative assessments as of September 30, 2020, it was more likely than not that the carrying amount of the Ortho Dermatologics reporting unit was less than its fair value and, therefore, concluded a quantitative fair value test was not required at September 30, 2020.
2020 Annual Goodwill Impairment Test
The Company conducted its annual goodwill impairment test as of October 1, 2020 by first assessing qualitative factors. Based on its qualitative assessment as of October 1, 2020, management believed that, with the exception of the Ortho Dermatologics reporting unit, it was more likely than not that the carrying amounts of its reporting units were less than their respective fair values and therefore concluded a quantitative fair value test for those reporting units was not required.
As part of its qualitative assessment of the Ortho Dermatologics reporting unit as of October 1, 2020, the Company considered, among other matters, a range of potential impacts of COVID-19 pandemic related matters and the limited headroom calculated on the date Ortho Dermatologics goodwill was last tested for impairment (June 30, 2020). The Company believed that these factors may suggest that it is more likely than not that the fair value of the Ortho Dermatologics reporting unit is less than its carrying amount, and therefore a quantitative fair value test was performed for the reporting unit.
The Company performed a quantitative fair value test for the Ortho Dermatologics reporting unit as of October 1, 2020, utilizing a long-term growth rate of 2.0% and a range of discount rates between 9.5% and 9.75%, in estimation of the fair value of this reporting unit. Based on the quantitative fair value test, the fair value of the Ortho Dermatologics reporting unit was approximately 10% greater than its carrying value and as a result there was no impairment to the goodwill of the reporting unit. If market conditions deteriorate, or if the Company is unable to execute its strategies, it may be necessary to record impairment charges in the future. Specifically, the Company continues to assess the performance of the Ortho Dermatologics reporting unit as compared to its respective projections and will perform qualitative interim assessments of the carrying value and fair value on a quarterly basis to determine if impairment testing of goodwill will be warranted.
In addition, the Company expects to realign and begin managing its operations in a manner consistent with the organizational structure of the two separate entities as proposed by the Separation during the first quarter of 2021, and as a result the Company may need to perform an impairment test upon realignment of its operating segments.
Accumulated goodwill impairment charges through December 31, 2020 were $3,711 million.
2021 Realignment of Segment Structure
Commencing in the first quarter of 2021, the Company has realigned and has begun managing its operations in a manner consistent with the organizational structure of the two separate entities as proposed by the Separation. Under the new reporting structure, the Company has five reportable segments and has allocated goodwill to those segments as follows: (i) $5,395 million to the Bausch + Lomb segment, (ii) $3,159 million to the Salix segment, (iii) $887 million to the International Rx segment, (iv) $1,267 million to the Ortho Dermatologics segment and (v) $2,336 million to the Diversified Products segment.